Exhibit 10.1

EXECUTION VERSION

Amendment No. 7

to the

Amended and Restated Airbus A350 XWB Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 7 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and American Airlines, Inc., (this “Amendment”) is entered into as of February 24, 2016 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and American Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, U.S.A., as successor by merger to US Airways, Inc. (the “Buyer”).

W I T N E S S E T H

WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007 (as amended, supplemented or otherwise modified the “Agreement”);

WHEREAS, the Buyer and the Seller have agreed to amend the CAC ID Numbers applicable to the Aircraft as set forth herein; and

WHEREAS, the Buyer and the Seller have agreed to amend certain additional terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	New CAC ID Numbers

1.1	Clauses 3.1.1 and 3.1.2 of the Agreement, Paragraph 1 of Exhibit G-1 to the Agreement and Clause 1.1(i) of the Third Amended and Restated Letter Agreement No. 5 to the Agreement (“LA-5”) are each hereby amended by deleting the CAC ID Numbers referenced therein as [*CTR] and restating them as follows:

QUOTE

[*CTR]

UNQUOTE

1.2	Clause 1.1(ii) of LA-5 is hereby amended by deleting the CAC ID Numbers referenced therein as [*CTR] and restating them as follows:

QUOTE

[*CTR]

UNQUOTE

1.3	Clause 9.1.1 of the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE

9.1.1 Subject to any delay contemplated by Clauses 2, 7, 8, 10, 11.2, 18 or 21.2, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each, a “Scheduled Delivery Month”).

Year	Original CAC ID Number	New CAC ID Number	Aircraft	Scheduled Delivery Month

2017	[*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR]

2018	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

A350-900 XWB Aircraft

[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]

AA – Amendment No. 7 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL AND PRIVILEGED

2/6

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Year	Original CAC ID Number	New CAC ID Number	Aircraft	Scheduled Delivery Month

2019	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]

2020	[*CTR] [*CTR]	[*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR]

TOTAL	22

UNQUOTE

1.4	Clause 2.3 of LA-5 is hereby deleted and restated to read in its entirety as follows:

QUOTE

2.3	With respect to the Aircraft that are included in [*CTR]

UNQUOTE

1.5	Upon the execution of this Amendment, all references in the Agreement, including, for the avoidance of doubt, all Exhibits and Letter Agreements thereto, to any of the CAC ID Numbers in the column entitled “Original CAC ID Number” in the delivery schedule set forth in Clause 9.1.1 of the Agreement (the “Delivery Schedule”) shall be deemed amended to replace such CAC ID Number with the applicable CAC ID Number in the column entitled “New CAC ID Number” in the Delivery Schedule.

AA – Amendment No. 7 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL AND PRIVILEGED

3/6

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	MISCELLANEOUS AMENDMENTS

2.1	Clauses 16.7.2(i), 16.7.3, 16.7.4, 16.7.5, 16.8.1, 16.8.2 and 16.10.1 of the Agreement are each hereby amended by deleting all references to “Exhibit A” therein and restating them as follows:

QUOTE

Appendix A

UNQUOTE

2.2	Clause 21.2(4) of the Agreement is hereby amended by deleting the reference to “Clause 21.1.2(1)(iv)” therein and restating it as follows:

QUOTE

[*CTR]

UNQUOTE

2.3	Clause 21.3(ii) of the Agreement is hereby amended by deleting the reference to “Clause 21.1(3)” therein and restating it as follows:

QUOTE

[*CTR]

UNQUOTE

2.4	Clause 3.2 of the Second Amended and Restated Letter Agreement No. 9 to the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE

3.2	Clause 21.2(1) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(1)	(i) [*CTR]

UNQUOTE

UNQUOTE

AA – Amendment No. 7 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL AND PRIVILEGED

4/6

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	EFFECT OF AMENDMENT

3.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

3.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

5.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.4 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

AA – Amendment No. 7 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL AND PRIVILEGED

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

AMERICAN AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Peter M. Warlick	By:	/s/ Christophe Mourey
	Peter M. Warlick		Christophe Mourey
Its:	Vice President, Fleet Planning	Its:	Senior Vice President Contracts

AA – Amendment No. 7 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL AND PRIVILEGED